EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, who are the Interim Chief Executive Officer and Chief Financial Officer of Princeton Capital Corporation (the “Company”), each hereby certify that to the best of his knowledge (1) this Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 30, 2018	/s/ Mark S. DiSalvo
Mark S. DiSalvo
Interim Chief Executive Officer
(Principal Executive Officer)

Date: November 30, 2018	/s/ Gregory J. Cannella
Gregory J. Cannella
Chief Financial Officer
(Principal Financial and Accounting Officer)